UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia	22107-0150
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Cars.com Inc. (“Cars.com”) previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10, initially filed on September 7, 2016 (as amended, the “Registration Statement”), relating to the distribution by TEGNA Inc. (“TEGNA”) of all of the outstanding shares of common stock of Cars.com, par value $0.01 per share (the “Cars.com Common Stock”), to TEGNA stockholders. On May 12, 2017, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the distribution and provides important information regarding Cars.com’s business and management.

The final information statement, dated May 16, 2017 (the “Information Statement”), is attached hereto as Exhibit 99.1.

As further described in the Information Statement, TEGNA expects to distribute one share of Cars.com Common Stock for every three shares of TEGNA common stock, par value $1.00 per share, outstanding as of the close of business on May 18, 2017, the record date for the distribution. Subject to the satisfaction or waiver of the conditions for the distribution, which are described in the Information Statement, the distribution is expected to occur at 11:59 p.m., Eastern Time, on May 31, 2017 (the “Distribution Date”).

Beginning on or around May 18, 2017, Cars.com Common Stock is expected to begin trading on a when-issued basis on the New York Stock Exchange under the ticker symbol “CARS WI”. Subject to the distribution occurring on the Distribution Date, at the close of trading on May 31, 2017, when-issued trading of Cars.com Common Stock will end and on June 1, 2017 regular way trading under the ticker symbol “CARS” will begin.

Exhibit 99.1 is being furnished and shall not be deemed filed with the U.S. Securities and Exchange Commission (“SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in Exhibit 99.1 shall not be incorporated by reference into any filing of TEGNA regardless of general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Information Statement of Cars.com Inc., dated May 16, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.

By:	/s/ Akin S. Harrison
Akin S. Harrison
Vice President, Associate General Counsel and Secretary

Date: May 16, 2017

EXHIBIT INDEX

Exhibit	Description

99.1	Information Statement of Cars.com Inc., dated May 16, 2017.